UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 27, 2026
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2026, Steven C. Gilman, Ph.D., a Class I director of the Board of Directors (the "Board") of Akebia Therapeutics, Inc. (the "Company"), resigned from the Board effective April 1, 2026. Mr. Gilman's resignation is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective April 1, 2026, the Board, upon recommendation from the Nominating and Corporate Governance Committee of the Board, elected Philip J. Vickers, Ph.D. as a Class I director. Dr. Vickers' initial term is scheduled to expire at the Company’s 2027 annual meeting of stockholders. Dr. Vickers has also been appointed to each of the Compensation Committee and the Research & Development Committee of the Board. There are no arrangements or understandings between Dr. Vickers and any other person regarding his election to the Board.

Dr. Vickers is entitled to receive compensation pursuant to the Company’s Fifth Amended and Restated Non-Employee Director Compensation Program (the “Program”) applicable to all of the Company’s non-employee directors. In accordance with the Program, Dr. Vickers is eligible to receive annual cash retainers of $50,000 for serving on the Board, $7,500 for serving as a member of the Compensation Committee, $5,000 for serving as a member of the Research & Development Committee, and, commencing upon the 2027 annual meeting of stockholders, annual equity grant of (i) an option to purchase 53,600 shares of the common stock of the Company ("Options") and (ii) 35,700 restricted stock units of the Company. In addition, in accordance with the Program, on April 1, 2026, Dr. Vickers was granted 214,400 Options at an exercise price of $1.41 per share, as a new non-employee director. Dr. Vickers will also have the same right to indemnification by the Company as granted to the Company’s other non-employee directors, and the Company will enter into an indemnification agreement with Dr. Vickers in substantially the same form entered into with the other members of the Board, a copy of which was filed as Exhibit 10.1 to the Company's Annual Report on Form 10-K filed March 12, 2018.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 1, 2026, issued by Akebia Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: April 1, 2026	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer